UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Commission File Number 1-5109

TODD SHIPYARDS CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE                       91-1506719
(State or other jurisdiction of    (IRS Employer I.D. No.)
  incorporation or  organization)


1801- 16th AVENUE SW, SEATTLE, WASHINGTON   98134-1089
(Street address of principal executive offices - Zip Code)

Registrant's telephone number: (206) 623-1635




Item 5.  Other Events

Todd Shipyards Corporation ("Todd" or the "Company") (NYSE - TOD) announced that at a meeting conducted on December 17, 2003, its Board of Directors declared a dividend of ten cents ($0.10) per share to be paid March 23, 2004 to all shareholders of record as of March 8, 2004.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

28-1 Press Release dated December 19, 2003.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 19, 2003.


______________________________
By:  Michael G. Marsh
On Behalf of the Registrant as
Secretary and General Counsel